Amedisys, Inc. www.amedisys.com NASDAQ: AMED May 2008 Exhibit 99.1

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  These
forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties.  Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our annual report on Form
10-K and Quarterly Reports on 10-Q, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-
2662.  We disclaim any obligation to update any forward-looking statements in this presentation.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare care management initiatives
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President since 2004
- General Health Systems
- Arthur Andersen
•
Dale E. Redman, CPA - Chief Financial Officer
- Joined Amedisys in February 2007
- CFO of United Companies
- Ernst & Young

Corporate Overview
• Leading provider of home nursing services
• 480
1
locations throughout the United States
• Services include skilled nursing and therapy
• Home Health =94% revenue, Hospice = 6% revenue
• 95% of Home Health revenue is episodic based (both Medicare &
non-Medicare)
1) Both home health and hospice, as of March 31, 2008
2) For the three-month period ended March 31, 2008

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
PENN
NJ
DE
NEBRASKA
IOWA
ILLINOIS
IN
OHIO
W.VA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
KENTUCKY
VIRGINIA
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N. CAR
S. CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

Amedisys

5 Our Locations 1 1) As of March 31, 2008 • Largest home nursing provider in the Southern and Southeastern United States - 442 home nursing locations - 38 hospice locations

Our Strategy
• Focus on Medicare-eligible patients
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform
• Develop and deploy specialized nursing programs
• Expand care coordination platform

• Home health
care is a $62.8
billion
industry
•
Home nursing
is the
largest
segment
in the
home health
industry
• Medicare
spending for
home nursing
totaled $13.1
billion
in 2005
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$13.1
Home Nursing
(Commercial,
Medicaid &
Other)
$23.3
Home Nursing
$46.1
Infusion
Therapy
$5.5
Durable Medical
Equipment
$2.8
Respiratory
Therapy
$8.4
Hospice $9.7
Source:  Company Reports, CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market
• Industry is highly fragmented
• 8,800 Medicare-certified nursing agencies
• Most are single-site, small local or regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
- 8,000 Americans will become Medicare eligible each
day beginning in 2011 and by 2030, 57.8 million baby
boomers will be eligible for Medicare benefits
1
• Increased prevalence of chronic and co-morbid conditions
1
According to the United States Census Bureau

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Focus on start-ups
• Strong internal growth in episodic-based admissions
- Approximately 7% for Q1 2008 and 12% for year ended
2007
• Internal revenue growth 26% for Q1 2008
• Internal growth driven by:

Yearly Start-Ups
Completed
Projected
40
35
30
25
20
15
10
5
0
8
13
25
36
32
40
31
9
2003
2004
2005
2006
2007
2008

Start-Up Strategy
• Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations
• ~ 18 months to recoup the $250,000 - $350,000 investment
• 9 home health start-ups completed through March 31, 2008
* Reported numbers are for home health start-ups

Acquisition Strategy
• Acquisition rationale:
- Industry leadership
- Leverage our operating/business systems
- Value accretion through synergies and agency profitability enhancement
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for future internal growth

TLC Integration
• Detailed plan to wind-down TLC corporate
- Converting ~ 20 agencies per month
- Closing corporate office and regional billing centers over next 4-6 months
- Converted Human Resources, Accounts Payable and
Payroll mid-April

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization:
- Real-time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care roll-out completed

High Quality Health Care
• Care Management
- 12 disease management programs
- 70 clinical tracks
• Specialty Division
- Balance For Life first program in division
- Targets higher acuity patients
- Started in 33 locations, rolling out system-wide

Comprehensive Compliance Program
Local Level
• Clinical nurse review of
assessments
• Standardized care plans
• Physician
review/approval
• Weekly case conferences
• Monthly audits
• End of episode case
review
• Point-of-care system
enhances clinical
documentation accuracy
with real-time
assessment input
Regional Level Corporate Level
• Unannounced
compliance & billing
audits
• Regional directors
monitor compliance
status and resolve
errors
• Real-time monitoring
capability of local level
activity via point-of-
care system
• Semi-annual
clinical/compliance reviews
• Compliance review of metric
variances
• Compliance manager site
visits
• Compliance training for all
employees
• Compliance concerns
hotline
• Annual Sarbanes-Oxley
audit
• Annual billing competency
testing

Medicare Reimbursement
• Implemented in October 2000
- Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
• 2008 CMS issued reimbursement changes
- Expands HHRG from 80 to 153
- More integrated reimbursement for therapy
- Better alignment of reimbursement with patient needs
- Allocation of more dollars to later episodes
- Should benefit agencies with a greater business mix of higher-
acuity patients

Financial Highlights
• Increasing revenue
• Cash flow/low cap ex requirements
• Consistent EPS growth
• Strong balance sheet to fund future growth
- $250 million active shelf registration
- $120 million unused revolving credit facility

EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2006
2007
1Q07
Net revenue
$541.1
$697.9
$153.6
Period-over-period growth 41.8% 29.0% 20.8%
Gross margin¹
305.7
368.9 82.0
Margin
56.5%
52.9% 53.4%
Operating income 65.7
96.6 20.7
Margin
12.1%
13.8% 13.5%
EBITDA
75.7
109.8³
23.6
Margin 14.0%
15.7%
15.4%
Fully-diluted EPS
$1.75²
$0.51
Period-over-period growth
24.1%
32.6% 50.0%
1Q08
$213.1
38.7%
112.3
52.7%
27.8
13.1%
15.2%
$0.62
21.6%
32.3
Net Income
65.1
38.3
13.3 16.5
$2.32³
1)Effective January 1, 2008 we have reclassified certain costs from our  general and administrative expenses to our cost of service for the reporting period ended March 31, 2008, as detailed in our 10Q.  As of the date of this presentation we have not reclassified 2006 figures.
2) Adjusted to exclude $0.03 charge for write-off of deferred financing fees.
3) Excludes the $4.2 million or $0.16  per diluted share Alliance gain

Summary Performance Results
2006 2007 1Q07
Agencies at period end¹
275 354 290
Period-over-period growth
28.7%
Completed Medicare Episodes
172,930
208,547 47,942
Period-over-period growth 20.6%
Episodic-Based Admissions
108,140 129,649
31,599
Period-over-period growth 19.9%
Revenue per Episode
$2,634 $2,666 $2,644
Period-over-period growth
1.2%
Total Visits
3,437,881 4,302,830 972,175
Period-over-period growth 25.2%
1Q08
480
65.5%
60,339
25.9%
38,859
23.0%
1.4%
1,280,957
31.8%
$2,680
DSO 46.3
51.2
52.9
51.3
1) Inclusive of home health and hospice locations

Summary Balance Sheet
($ in millions)
Dec. 31, 2007 Mar. 31, 2008
Assets
Cash
Accounts Receivable, Net
Property, Plant and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
$   25.2
144.1
75.4
734.2
58.8
$ 1,037.7
$417.4
151.9
468.4
$ 1,037.7
$   56.2
96.3
68.3
332.5
33.8
$  587.1
$24.0
116.1
447.0
$  587.1

Guidance
1) Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on April 30, 2008
Calendar Year 2008¹
Net revenue: $1.050 - $1.100 billion
EPS: $2.70 - $2.80
(after adding back one-time expenses related to
the acquisition of TLC Health Care Services, Inc.,
including certain integration costs)
Diluted shares:
26.9 million

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Contact Information
•
Kevin B. LeBlanc
• Director of Investor Relations
• Amedisys, Inc.
• 5959 S. Sherwood Forest Boulevard
• Baton Rouge, LA 70816
• Office – 225.292.2031
• Fax – 225.295.9653
• kleblanc@amedisys.com

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